Dreyfus Florida
Municipal Money Market Fund

SEMIANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Florida Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Municipal Money Market Fund, covering the six-month period from July 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

The faster than expected rate of economic growth that became evident during the first half of the year gained momentum in the second half, reinforcing concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation.

The tax-exempt money markets were also affected by their own unique influences. Because the robust economy has reduced the need for municipalities to issue short-term debt, the supply of short-term municipal notes has declined amid tepid demand. As a result, tax-exempt money market yields did not rise as much as comparable taxable yields during the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Florida Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 1999, the fund produced an annualized tax-exempt yield of 2.89% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 2.92%.(1, 2)

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

To achieve this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Florida issuers. Second, we actively manage the
fund's   average   maturity   in  anticipation  of  interest-rate  trends  and
supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect an increase in short-term supply as many municipalities currently issue short-term debt, we may decrease the average maturity of the fund to enable it to purchase new securities with higher yields as they become available. Yields tend to rise if many issuers are competing for investor interest. New securities are generally issued with maturities in the one-year range, which tends to lengthen the fund's average maturity. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends and future supply-and-demand considerations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

By the start of the reporting period, it had become apparent to economists and investors alike that economic growth was greater than they had anticipated. Evidence emerged soon after 1999 began that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected. In the United States, consumer confidence was at a 30-year high and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall for a total increase of 0.75 percentage points. These interest-rate increases effectively offset all of last fall's rate cuts and caused short-term tax-exempt yields to rise during the second half of the year.

Tax-exempt money market yields did not rise as much as comparable taxable yields. Many states and municipalities throughout the country -- including
Florida -- have enjoyed higher tax revenues during this period of economic prosperity. This has enabled them to decrease their annual debt borrowings.

What is the fund's current strategy?

     We have continued to focus on high quality money market instruments from a wide array of issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs) , which are issued by investment banks through the securitization of longer term municipal bonds. VRDNs can be redeemed at the buyer's option after either one day or seven days, which affords the fund a high degree of liquidity as well as high credit quality. Accordingly, as of December 31, 1999, much of the fund was composed of VRDNs. We also increased our holdings of tax-exempt commercial paper during the reporting period to take advantage of their high level of liquidity, strong credit characteristics and competitive yields. The remainder of the fund was comprised of tax-exempt notes. Of course, fund composition will change over time.

As of December 31, 1999, the fund's average maturity was 37 days. Our strategy has been to retain the flexibility we need to capture high current yields while remaining capable of responding quickly to changing market conditions. As we await further clarification of Fed policy, we expect to utilize the flexibility these securities generally provide.

January 14, 2000

     (1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     (2) YIELDS PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELDS WOULD HAVE BEEN LOWER. WITHOUT THE FUND'S EXPENSE ABSORPTION, THE FUND WOULD HAVE PRODUCED AN ANNUALIZED TAX-EXEMPT YIELD OF 2.83% AND AN ANNUALIZED EFFECTIVE YIELD OF 2.87%.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 1999 (Unaudited)


                                                                                             Principal
TAX EXEMPT INVESTMENTS--89.2%                                                                   Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--87.5%

Brevard County, Revenue, VRDN (Holy Trinity Episcopal)

   5.05% (LOC; First Union National Bank)                                                    2,000,000  (a)            2,000,000

Brevard County School Board, RAN 3.50%, 5/6/2000                                             5,000,000                 4,992,498

Broward County, VRDN:

  IDR (Rex Three Inc. Project):

      5.15%, Series A '(LOC; First Union National Bank
         of North Carolina)                                                                   2,650,000  (a)           2,650,000

      4.05% (LOC; First Union National Bank)                                                     35,000  (a)              35,000

   Port Facilities Revenue, Refunding (Port Everglades Project)

      5.50% (Insured; AMBAC and Liquidity Facility;
         Bank of Nova Scotia)                                                                 3,300,000  (a)           3,300,000

Broward County Housing Finance Authority, MFHR, VRDN:

  (Fishermen's Landing Project)

      4.90% (LOC; Bank One Corp.)                                                             4,300,000  (a)           4,300,000

   (Margate Investments Project)

      4.90% (LOC; Bank One Corp.)                                                             1,000,000  (a)           1,000,000

   (Reflections Apartments Projects)

      4.90% (LOC; FHLB)                                                                       5,000,000  (a)           5,000,000

Capital Projects Finance Authority, Revenue,
   VRDN (Capital Projects Loan Program):

      5.45%, Series A (BPA; Credit Suisse and Insured; FSA)                                  10,800,000  (a)          10,800,000

      4.90%, Series A (BPA; Credit Suisse and Insured; FSA)                                   7,000,000  (a)           7,000,000

Collier County Health Facilities Authority, HR, VRDN

  (Cleveland Clinic Health Systems)

   4.70% (LOC; Bank One Corp.)                                                               19,700,000  (a)          19,700,000

Collier County Housing Finance Authority,
   Multi-Family Revenue, VRDN

   (River Reach Project)

   5.65% (LOC; Morgan Guaranty Trust Co.)                                                     2,250,000  (a)           2,250,000

Dade County, Water and Sewer Systems Revenue, VRDN

   4.75% (Insured; FGIC and LOC; Commerzbank)                                                20,000,000  (a)          20,000,000

Dade County Industrial Development Authority, Refunding, VRDN:

  Exempt Facility Revenue (Florida Power and Light Co.)

      4.40% (LOC; Florida Power and Light Co.)                                                8,250,000  (a)           8,250,000

   PCR (Florida Power and Light Co.)

      4% (LOC; Florida Power and Light Co.)                                                     100,000  (a)             100,000

Florida Development Finance Corporation, IDR, VRDN

  (Byrd Technology Inc.)

  5.25%, Series B-2

   (LOC; First Union National Bank of North Carolina)                                         1,765,000  (a)           1,765,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Housing Finance Agency:

   Multi-Family, Refunding (Iona Lakes Project)

      3.25%, Series D, 4/1/2000 (LOC; Continental Casualty)                                   4,000,000                4,000,000

   VRDN:

      (Forrest Place Apartment 3.65%, Series J (LOC; FHLB)                                    3,000,000  (a)           3,000,000

      Housing Revenue (Caribbean Key) 5.35%, Series F
         (LOC; Key Bank Inc.)                                                                 7,500,000  (a)           7,500,000

      MFHR (Kings Colony Project) 5.70%, Series D
         (LOC; Bankers Trust Co.)                                                             7,740,000  (a)           7,740,000

      (Oaks Regency Apartment) 3.65%, Series K (LOC; FMLB)                                    5,925,000  (a)           5,925,000

      (Parrots Landing Project) 5% Series AA (LOC: FNMA)                                      3,200,000  (a)           3,200,000

      (River Oaks Apartment Project) 3.60% (LOC; Citibank)                                    3,700,000  (a)           3,700,000

   (Wood Forest II Project) 4.15%, Series BBB, 12/1/2000
      (LOC; Continental Casualty)                                                             4,370,000                4,370,000

Florida Municipal Loan Council, Revenue

   3.85, Series B, 11/1/2000                                                                    590,000                  588,681

Florida Municipal Power, CP:

   3.85%, Series A, 1/24/2000 (LOC; First Union National Bank)                                1,900,000                1,900,000

   3.85%, Series A, 3/8/2000 (LOC; First Union National Bank)                                 4,000,000                4,000,000

Gainesville, Utilities Systems Revenue, CP:

   3.80%, Series C, 1/10/2000
      (LOC: Bank of America and Sun Trust Bank)                                               3,490,000                3,490,000

   3.85%, Series C, 1/10/2000
      (LOC: Bank of America and Sun Trust Bank)                                               4,000,000                4,000,000

Greater Orlando Aviation Authority, Airport Revenue, CP

   4%, 1/19/2000 (LOC; Morgan Guaranty Trust Co.)                                             6,542,000                6,542,000

Halifax Hospital Medical Center:

   Health Care Facilities Revenue, VRDN
      (Health Care Plan Inc. Project):

         3.35% (LOC; Bank of America)                                                           200,000  (a)             200,000

         4.90% (LOC; Bank of America)                                                         2,800,000  (a)           2,800,000

   TAN 3.50%, 3/15/2000 (LOC; Bank of America)                                                3,625,000                3,628,197

Highlands County Health Facilities Authority, Revenue, VRDN

   (Adventist Health Systems/Sunbelt Inc.)

   5.45%, Series A (Insured; Capital Markets Assurance
   and Liquidity Facility; First National Bank of Chicago)                                   16,500,000  (a)          16,500,000
Hillsborough County Industrial Development Authority, PCR, VRDN

   (Tampa Electric Co. Project):

      3.90% (LOC; Tampa Electric Co.)                                                         6,800,000  (a)           6,800,000

      4% (LOC; Tampa Electric Co.)                                                            5,600,000  (a)           5,600,000

      5% (LOC; Tampa Electric Co.)                                                            8,800,000  (a)           8,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

City of Jacksonville:

  CP:

      3.90%, 1/10/2000 (LOC; Morgan Guaranty Trust Co.)                                       6,350,000                6,350,000

      3.80%, Series A, 2/11/2000 (LOC: Bayerische Landesbank,
         Morgan Guaranty Trust Co. and Suntrust Bank)                                         5,000,000                5,000,000

      3.60%, Series A, 2/18/2000 (LOC: Bayerische Landesbank,
         Morgan Guaranty Trust Co. and Suntrust Bank)                                         3,000,000                3,000,000

      PCR (Florida Power and Light Co.)

         3.80%, 2/11/2000 (LOC; Florida Power and Light Co.)                                  1,000,000                1,000,000

   Excise Tax Revenue, Refunding
      5.8%, 10/1/2000 (Insured; AMBAC)                                                        2,000,000                2,027,940

   VRDN:

      IDR (University of Florida Health Science Center)
         5% (LOC; Bank of America)                                                            1,800,000  (a)           1,800,000

      PCR, Refunding (Florida Power and Light Co. Project)

         4% (Corp. Guaranty; Florida Power and Light Co.)                                     2,300,000  (a)           2,300,000

Jacksonville Electric Authority:

  CP:

      3.80%, 1/10/2000 (LOC; Morgan Guaranty Trust Co.)                                       4,200,000                4,200,000

      3.75%, 2/16/2000 (LOC; Morgan Guaranty Trust Co.)                                       7,232,000                7,232,000

   Prerefunded (Bulk Power Supply):

      6.75% , 10/1/2000 (Escrowed in: US Treasury Bills)                                        200,000                  206,332

      6.75%, 10/1/2000 (Escrowed in: US Treasury Bills)                                       2,200,000                2,278,522

Jacksonville Health Facility Authority, HR, Refunding, VRDN

  (Genesis Rehab Hospital)

   4.50% (LOC; Bank of America)                                                               7,950,000  (a)           7,950,000

Lee County Housing Finance Authority, MFHR, VRDN

  (Forestwood Apartments Project)

   5% (LOC; FNMA)                                                                             8,000,000  (a)           8,000,000

Manatee County, PCR, Refunding, VRDN

  (Florida Power and Light Co. Project)

   4.50% (LOC; Florida Power and Light Co.)                                                   4,660,000  (a)           4,660,000

Martin County, VRDN

   (Florida Power and Light Co. Project):

      PCR, Refunding 4.50%
         (LOC; Florida Power and Light Co. Project)                                             200,000  (a)             200,000

      SWDR 5% (LOC; Florida Power and Light Co. Project)                                      4,050,000  (a)           4,050,000

Miami-Dade County Housing Finance Authority,
   Home Mortgage Ownership Revenue

   3.55%, Series A2, 8/1/2000 (LOC; Trinity Funding Corp.)                                    5,355,000                5,355,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Miami-Dade County Industrial Development Authority, IDR, VRDN:

  (Airis Miami LLC Project)

      5.80%, Series A (Insured; AMBAC and
      LOC; Bayerische Landesbank)                                                             6,000,000  (a)           6,000,000

   (Fine Arts Lamps Project)

      5.65% (LOC; Suntrust Bank)                                                              2,900,000  (a)           2,900,000

Miami-Dade County School District:

   RAN 4.0%, 11/15/2000                                                                       8,000,000                8,013,402

   TAN 4.0%, 6/28/2000                                                                        5,000,000                5,006,407

Nassau County, SWDR, Refunding,VRDN

   5% (LOC; First Union National Bank)                                                       11,500,000  (a)          11,500,000

Orange County Housing Finance Authority:

   Homeowner Revenue 3.40%, Series A-3, 6/1/2000                                              2,000,000                2,000,000

   MFHR:

      (Oakwood Project) 3.75%, 10/1/2000 (LOC Fleet Bank)                                     6,000,000                6,000,000

      VRDN (Smokewood/Sun) 5.20% (LOC; FHLB)                                                 10,225,000  (a)          10,225,000

Palm Beach County Housing Finance Authority, MFHR, VRDN

  (Azalea Place Apartments Project)

   4.75%, Series A (LOC; Suntrust Bank)                                                       2,600,000  (a)           2,600,000

Pinellas County Health Facility Authority, Revenue, Refunding,

  VRDN (Pooled Hospital Loan Program)

   4.70% (Insured; AMBAC and LOC; Suntrust Bank)                                             31,390,000  (a)          31,390,000

Putnam County Development Authority, PCR:

  Refunding, VRDN (Florida Power and Light Co. Project)

      4.50% (LOC; Florida Power and Light Co.)                                                1,280,000  (a)           1,280,000

   (Seminole Electric):

      3.60% , 3/15/2000 (LOC; National Rural Utility Corp)                                    7,685,000                7,685,000

      3.80%, 6/15/2000 (LOC; National Rural Utility Corp)                                     5,000,000                5,000,000

Saint Lucie County, PCR, Refunding, VRDN
   (Florida Power and Light Co. Project):

      4% (LOC; Florida Power and Light Co.)                                                   2,000,000  (a)           2,000,000

      4.50% (LOC; Florida Power and Light Co.)                                               12,200,000  (a)          12,200,000

      5% (LOC; Florida Power and Light Co.)                                                   3,000,000  (a)           3,000,000

Sarasota County, VRDN (Family YMCA Project)

   5% (LOC; First Union National Bank)                                                        4,100,000  (a)           4,100,000

Sarasota County Health Facility Authority,
   Health Care Facility Revenue, VRDN

   (Bay Village Project)

   5.45% (LOC; Bank of America)                                                               1,300,000  (a)           1,300,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Sarasota County Public Hospital District, HR, CP
  (Sarasota Memorial Hospital Project):

      3.85%, 1/10/2000 (LOC; Suntrust Bank)                                                     565,000                  565,000

      3.50% 2/17/2000                                                                         3,000,000                3,000,000

      3.85%, 2/18/2000 (LOC; Suntrust Bank)                                                   1,200,000                1,200,000

Sunshine State Governmental Financing Commission, Revenue, CP:

   3.70%, 1/7/2000 (LOC; Bank of Nova Scotia)                                                 8,830,000                8,830,000

   3.85%, 1/10/2000 (LOC; Bank of Nova Scotia)                                                1,435,000                1,435,000

   3.85%, 1/10/2000 (Insured; AMBAC and LOC:
      Toronto-Dominion Bank and Union Bank of Switzerland)                                    4,000,000                4,000,000

   3.85%, 1/12/2000 (Insured; AMBAC and LOC:
      Toronto-Dominion Bank and Union Bank of Switzerland)                                    5,000,000                5,000,000

   3.90%, 2/11/2000 (LOC; Bank of Nova Scotia)                                                  630,000                  630,000

   3.65%, 2/18/2000 (LOC; Bank of Nova Scotia)                                                4,010,000                4,010,000

Tampa, Revenue Health Systems (Catholic Health East)

   4.50 % , Series A1, 11/15/2000 (Insured; MBIA)                                             2,000,000                2,010,963

West Orange Healthcare District, Revenue, VRDN

   5.40%, Series B (LOC; Suntrust Bank)                                                       7,900,000  (a)           7,900,000

U.S. RELATED--1.7%

Commonwealth of Puerto Rico Government Development Bank,
  Refunding, VRDN

   4.95% (Insured: MBIA and LOC; Credit Suisse)                                               5,000,000  (a)           5,000,000

Commonwealth of Puerto Rico Highway and
   Transportation Authority, Revenue, VRDN

      5%, Series A (Insured: MBIA and LOC; Bank of Nova Scotia)                               3,000,000  (a)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $431,812,738)                                                             89.2%              431,816,942

CASH AND RECEIVABLES (NET)                                                                        10.8%               52,409,276

NET ASSETS                                                                                       100.0%              484,226,218


Summary of Abbreviations

AMBAC               American Municipal Bond                      IDR                  Industrial Development
                        Assurance Corporation                                            Revenue
BPA                 Bond Purchase Agreement                      LOC                  Letter of Credit
CP                  Commercial Paper                             MBIA                 Municipal Bond Investors
FGIC                Financial Guaranty Insurance                                         Assurance Insurance Corporation
                        Company                                  MFHR                 Multi-Family Housing
FHLB                Federal Home Loan Bank                                               Revenue
FNMA                Federal National Mortgage                    PCR                  Pollution Control Revenue
                        Association                              RAN                  Revenue Anticipation Notes
FSA                 Financial Security Association               SWDR                 Solid Waste Disposal Revenue
HR                  Hospital Revenue                             TAN                  Tax Anticipation Notes

                                                                 VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 85.7
AAA/AA (b)                       AAA/AA (b)                      AAA/AA (b)                                       12.9
Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.4
                                                                                                                 100.0

     A    SECURITIES  PAYABLE  ON  DEMAND.  VARIABLE  INTEREST  RATE-SUBJECT  TO
          PERIODIC CHANGE.

     B    NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS
          OF THE ISSUERS.

     C    SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND  STANDARD &
          POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY
          TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           431,812,738   431,816,942

Cash                                                                 50,285,950

Interest receivable                                                   2,253,973

Prepaid expenses and other assets                                        11,145

                                                                     484,368,010
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            99,994

Accrued expenses and other liabilities                                   41,798

                                                                        141,792
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      484,226,218
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     484,258,927

Accumulated net realized gain (loss) on investments                    (36,913)

Accumulated gross unrealized appreciation on investments                  4,204
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      484,226,218
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                    484,258,919

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,695,790

EXPENSES:

Management fee--Note 2(a)                                              521,277

Shareholder servicing costs--Note 2(b)                                  83,701

Professional fees                                                       26,280

Registration fees                                                       22,456

Custodian fees                                                          11,940

Trustees' fees and expenses--Note 2(c)                                  10,945

Prospectus and shareholders' reports                                    10,315

Miscellaneous                                                            3,437

TOTAL EXPENSES                                                         690,351

Less--reduction in management fee due to
   undertaking by The Dreyfus Corporation--Note 2(a)                   (64,756)

NET EXPENSES                                                           625,595

INVESTMENT INCOME--NET                                               3,070,195
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  1,077

Net unrealized appreciation (depreciation) on investments                3,217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   4,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,074,489

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)         June 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,070,195             5,299,996

Net realized gain (loss) from investments           1,077               (3,556)

Net unrealized appreciation (depreciation)
   of investments                                   3,217                  987

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,074,489            5,297,427
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,070,195)           (5,299,996)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 528,074,316          714,686,673

Dividends reinvested                            2,736,935            4,864,698

Cost of shares redeemed                     (222,934,502)         (708,126,608)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           307,876,749           11,424,763

TOTAL INCREASE (DECREASE) IN NET ASSETS       307,881,043           11,422,194
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           176,345,175          164,922,981

END OF PERIOD                                 484,226,218          176,345,175

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         December 31, 1999                            Year Ended June 30,
                                                               -------------------------------------------------------------------
                                                (Unaudited)    1999        1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00     1.00        1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .015     .027        .031          .030           .032          .035

Distributions:

Dividends from investment
   income--net                                        (.015)   (.027)      (.031)        (.030)         (.032)        (.035)

Net asset value, end of period                        1.00     1.00        1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.90(a)  2.71        3.12          3.05           3.23          3.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .60(a)   .57         .59           .57            .49           .21

Ratio of net investment income
   to average net assets                              2.94(a)  2.67        3.08          3.02           3.19          3.50

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                             .06(a)   .09         .10           .20            .32           .46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        484,226  176,345    164,923       144,880        141,141       165,570

A ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $4,840 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $3,000 of the carryover expires in fiscal 2003, $23,000 expires in fiscal 2004, $3,000 expires in fiscal 2005 and $6,000 expires in fiscal 2006.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through December 31, 1999, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $64,756 during the period ended December 31, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $60,969 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $17,531 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.


NOTES

                        For More Information

                        Dreyfus Florida Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  741SA9912